EXHIBIT 99.2

Release:          September 15, 2020

CP and Maersk reach agreement that will benefit North American customers and the environment

Calgary - Canadian Pacific Railway Limited (TSX: CP) (NYSE: CP) and Maersk have reached an agreement to build and operate a world-class transload and distribution facility in Vancouver to expand CP’s and Maersk Canada’s supply chain options for customers. The CP transload facility will be an expansion of CP’s existing Vancouver Intermodal Facility and thus will benefit from turnkey rail infrastructure.

The transload facility is designed to apply Maersk’s global integrator of container logistics strategy and will offer customers access to a multi-commodity transload facility that will rely on the substantial use of rail instead of truck in the Vancouver market, as CP will shuttle containers to and from the ocean terminals via rail. Maersk’s ambition to establish a sustainable supply chain aligns with CP’s initiatives to fight climate change. This compelling combination will provide an effective and efficient long-term intermodal solution for customers.

“CP’s unique landholdings in Vancouver enable us to bring to market a first-of-its-kind transload facility that creates tremendous opportunity for sustainable growth,” said CP’s President and CEO Keith Creel. “Together with Maersk, the global shipping leader, we will transform intermodal transportation in North America.”

Omar Shamsie, President of Maersk Canada said, “This agreement installs more agile supply chain options and capacity to and from Vancouver for our North American customers. Marketplace fluctuations, e-commerce demands and omnichannel fulfillment are testing every company – so this integrated logistics solution with CP will clearly elevate supply chain performance.” Vancouver warehouse space has been tight in 2020 – which, combined with Vancouver ports experiencing high utilizations has placed pressure on supply chain performance. “So we applied our global integrator strategy to simplify the current situation and create more end-to-end supply chain solutions by reducing multi-modal handoffs. We can now offer more responsiveness to the pace of business by giving supply chain leaders more control of order timing/fulfillment through inland routing flexibility, better velocity gained from one day savings of rail versus truck and cost savings through seamless transload operations into domestic 53’ trailers. We feel this is quite compelling to lower their year-on-year cost goals while creating a more sustainable supply chain with less truck emissions,” added Mr. Shamsie.
The import transload facility will be operational in 2021.

Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "will", "anticipate", "believe", "expect", "plan", "should" or similar words suggesting future outcomes.

This news release contains forward-looking information relating, but not limited to, our operations, priorities and plans, the anticipated timely performance by us and A.P. Moller - Maersk of our respective obligations, planned capital investments including the development of a new import transload facility in the Vancouver area, expansion of CP's existing Vancouver Intermodal Facility, the anticipated timing, impacts and benefits of such planned long-term relationship with Maersk and capital investments including impacts on CP’s operations and prospects for sustainable growth, decarbonization of the supply chain, and anticipated customer perception of Vancouver as a shipping gateway, CP’s ability to fully serve the planned new import transload facility, anticipated growth in the demand for CP’s services and anticipated future rail traffic in the Lower Mainland of British Columbia.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: North American and global economic growth; commodity demand growth; agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; our ability to complete our capital and maintenance projects on the timelines anticipated; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; the satisfaction by third parties of their obligations to CP; the anticipated impacts of the novel strain of coronavirus (and the disease known as COVID-19); and capital investments by third parties. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; trade restrictions or other changes to international trade arrangements; climate change; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; and the pandemic created by the outbreak of the novel strain of coronavirus (and the disease known as COVID-19) and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors"

and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

About A.P. Moller - Maersk
A.P. Moller - Maersk is an integrated container logistics company working to connect and simplify its customers’ supply chains. As the global leader in shipping services, the company operates in 130 countries and employs 80,000 people. www.maersk.com

CP Contacts:
Media
Salem Woodrow
24/7 media pager: Alert_MediaRelations@cpr.ca
Salem_Woodrow@cpr.ca

Investment Community
Maeghan Albiston
403-319-3591
investor@cpr.ca

Maersk Media Contact:
Tom Boyd
704-430-3442
thomas.h.boyd@maersk.com